UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2020

GENERAL MOTORS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of principal executive offices)	(Zip Code)

(313) 667-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	Entry into a Material Definitive Agreement

On May 7, 2020, General Motors Company (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., for itself and as representative of the several other underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Company, $4.0 billion aggregate principal amount of the Company’s senior notes, consisting of $1.0 billion aggregate principal amount of 5.40% Senior Notes due 2023 (the “2023 Notes”), $2.0 billion aggregate principal amount of 6.125% Senior Notes due 2025 (the “2025 Notes”) and $1.0 billion aggregate principal amount of 6.80% Senior Notes due 2027 (the “2027 Notes” and, together with the 2023 Notes and the 2025 Notes, the “Notes”).

On May 12, 2020, the Company closed the offering of the Notes. The 2023 Notes, the 2025 Notes and the 2027 Notes were each issued as a separate series of debt securities pursuant to the indenture, dated as of September 27, 2013 (the “Base Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by a sixth supplemental indenture, dated as of May 12, 2020 (the “Sixth Supplemental Indenture”), between the Company and the Trustee. The Base Indenture, as supplemented by the Sixth Supplemental Indenture (the “Indenture”), governs the terms of the Notes.

The Indenture contains covenants that will limit (i) the ability of the Company and certain of its subsidiaries to incur indebtedness secured by certain principal domestic manufacturing properties or by any shares of stock or indebtedness of certain manufacturing subsidiaries and to enter into certain sale and leaseback transactions with respect to certain principal domestic manufacturing properties and (ii) the ability of the Company to enter into certain mergers or certain conveyances, transfers or leases of all or substantially all of its properties and assets.

The Company intends to use the net proceeds from this offering for general corporate purposes.

The offering and sale of the Notes was made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-236276) filed with the Securities and Exchange Commission.

The foregoing description of the Underwriting Agreement, Base Indenture and Sixth Supplemental Indenture does not constitute a complete summary of these documents and is qualified by reference in its entirety to the full text of the Underwriting Agreement, Base Indenture and Sixth Supplemental Indenture, which are filed herewith as Exhibit 1.1, Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

EXHIBIT

Exhibit	Description

Exhibit 1.1

Underwriting Agreement, dated May 7, 2020, by and between General Motors Company, as issuer, and Deutsche Bank Securities Inc., for itself and as representative of the several underwriters named therein

Exhibit 4.1

Indenture dated as of September 27, 2013, between General Motors Company and The Bank of New York Mellon, as Trustee, incorporated herein by reference to Exhibit 4.2 to the Registration Statement on Form S-3 of General Motors Company filed April 30, 2014

Exhibit 4.2	Sixth Supplemental Indenture, dated as of May 12, 2020, to the Indenture, dated as of September 27, 2013, between General Motors Company, as issuer, and The Bank of New York Mellon, as Trustee

Exhibit 4.3	Form of General Motors Company 5.40% Senior Notes due 2023 (included in Exhibit 4.2)

Exhibit 4.4	Form of General Motors Company 6.125% Senior Notes due 2025 (included in Exhibit 4.2)

Exhibit 4.5	Form of General Motors Company 6.80% Senior Notes due 2027 (included in Exhibit 4.2)

Exhibit 5.1	Opinion of King & Spalding LLP

Exhibit 23.1	Consent of King & Spalding LLP (included in Exhibit 5.1)

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)

	By:	/s/ Rick E. Hansen
Date: May 12, 2020		Assistant General Counsel and Corporate Secretary